SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 7, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



        Pennsylvania                 0-10822            25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
      of incorporation)         Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On  April 7, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that a joint venture agreement was signed by American Superpower Group, Inc, of Great Neck, NY, USA and
Biocontrol on Friday, April 4, 1997.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release



                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/  Fred E. Cooper
                                           Fred E. Cooper, CEO

DATED: April 7, 1997


                                       BICO
                                      BIOCONTROL TECHNOLOGY, INC.
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                    Media
Diane McQuaide                                                        Susan
Taylor
Biocontrol Technology                        Biocontrol
Technology
1.412.429.0673  phone                        1.412.279.9455
phone
1.412.279.9690  fax                          1.412.279.9447  fax



            BIOCONTROL SIGNS JOINT VENTURE AGREEMENT

      Pittsburgh, PA - April 7, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that a joint venture agreement was signed by American Superpower Group, Inc. (ASG) of Great Neck, New York, USA and Biocontrol on Friday, April 4, 1997.
      The joint venture corporation will be known as Superpower-BICO (International) Group, Inc. (SBIG), and will initially be owned seventy-five percent (75%) by ASG and twenty-five percent (25%) by Biocontrol.
      As Biocontrol reported in a March 26, 1997 release, the joint venture corporation will purchase product from Biocontrol at cost plus profit. Such product, which will be sold by the corporation in the Peoples Republic of China, Hong Kong & Taiwan, will consist of the BioLogic-HT System for HIV/AIDS and cancer treatment, the Diasensor 1000 noninvasive glucose sensor for diabetics, the PRP and BIO-SOK oil spill cleanup products and theraPORT vascular access system.
      Efforts to market these products in China have already begun, and the joint venture has registered to participate in Medical `97 in Shanghai, P.R. China, July 15-19, 1997. At the international exposition of medical equipment and technology, ASG's significant contacts in China will be used to begin sales of the medical products, including the Diasensor 1000.
      Also in projection of this marketing in China, Biocontrol will order additional BioLogic-HT Systems and step up production of its PRP and BIO-SOK products.
     Biocontrol also stated that the FDA-approved in-home study of the Diasensor 1000 is proceeding as planned.
     Originally founded in 1939 in the Far East for construction, shipbuilding, oil drilling and general business investment, ASG was chartered in New York State in 1978 to pursue a broad range of joint projects.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, Pennsylvania USA and is involved in the development and manufacture of biomedical devices and environmental products.